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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 12, 2004


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)

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

                     Ohio                                   1-8519                           31-1056105
         (State or other jurisdiction              (Commission File Number)                 (IRS Employer
              of incorporation)                                                          Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                                                 45202
   (Address of principal executive offices)                                                  (Zip Code)
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       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                    CINCINNATI BELL INC.


ITEM 5.       OTHER EVENTS.

         Cincinnati Bell Inc. announced the election of Brian Ross as Chief Financial Officer to the company effective immediately. A copy of the Company's press release is attached as Exhibit 99.1






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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CINCINNATI BELL INC.


                              By:      /s/ Christopher J. Wilson
                                   --------------------------------------------
                                       Christopher J. Wilson
                                       Vice President and General Counsel




Date:  January 12, 2004



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                                  Exhibit Index


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Exhibit No.                    Exhibit                               Page No.
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
    99.1         Press Release of the Company dated
                       January 12, 2004

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